SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/X/ Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2)
/_/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                             Penn Series Funds, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee Required.
/ / Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

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   _____________________________________________________________________________

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   pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

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   _____________________________________________________________________________

*Set forth the amount on which the filing fee is calculated and state how it was determined.


/_/ Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by
    Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous
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    4) Date filed: _____________________________________________________________

                     THE PENN MUTUAL LIFE INSURANCE COMPANY
                      PENN MUTUAL VARIABLE LIFE ACCOUNT I

                            Voting Instruction Form

         At a Special Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") scheduled to be held on October 10, 1997, and at any adjournments thereof, the undersigned owner of a variable life policy (or policies) participating in Penn Mutual Variable Life Account I hereby instructs The Penn Mutual Life Insurance Company ("Penn Mutual") to vote shares of Funds of the Company held under my policy (or policies) in accordance with the instructions below, and to vote the shares on any other matters that may properly come before the meeting, all as set forth in the Notice of Special Meeting and Proxy Statement that accompanied this Voting Instruction Form.

         The undersigned acknowledges receipt of this Voting Instruction Form along with a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors of the Company.

|X| Please mark your choice like this and sign and date below.

        Penn Mutual recommends a vote FOR the proposals set forth below.


UNITS                     PROPOSAL                                              FOR         AGAINST       ABSTAIN
         1.   Approve the proposed Investment Advisory Agreement between the    |_|           |_|           |_|
              Company and OpCap Advisors with respect to Value Equity Fund.

         2.   Approve the proposed Investment Advisory Agreement between the    |_|           |_|           |_|
              Company and OpCap Advisors with respect to the Small
              Capitalization Fund.

         3.   Approve the proposed Investment Sub-Advisory Agreement between    |_|           |_|           |_|
              Independence Capital Management, Inc. and Robertson Stephens
              Investment Management, Inc. for the Emerging Growth Fund.


         Shares will be voted as directed. Penn Mutual will vote on any other business that may properly come before the meeting in the discretion of its management. This voting instruction is solicited by Penn Mutual.

         PLEASE VOTE, SIGN EXACTLY AS LISTED ABOVE AND DATE THIS VOTING INSTRUCTION AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
IMPORTANT: Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: ______________ ,1997        ________________         _________________
                                      Signature                 Signature

                     THE PENN INSURANCE AND ANNUITY COMPANY
                         PIA VARIABLE ANNUITY ACCOUNT I

                            Voting Instruction Form

         At a Special Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") scheduled to be held on October 10, 1997, and at any adjournments thereof, the undersigned owner of a variable annuity contract (or contracts) participating in PIA Variable Annuity Account I hereby instructs The Penn Insurance and Annuity Company ("PIA") to vote shares of Funds of the Company held under my contract (or contracts) in accordance with the instructions below, and to vote the shares on any other matters that may properly come before the meeting, all as set forth in the Notice of Special Meeting and Proxy Statement that accompanied this Voting Instruction Form.

         The undersigned acknowledges receipt of this Voting Instruction Form along with a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors of the Company.

|x| Please mark your choice like this and sign and date below.

            PIA recommends a vote FOR the proposals set forth below.

UNITS                     PROPOSAL                                              FOR         AGAINST       ABSTAIN
         1.   Approve the proposed Investment Advisory Agreement between the    |_|           |_|           |_|
              Company and OpCap Advisors with respect to Value Equity Fund.

         2.   Approve the proposed Investment Advisory Agreement between the    |_|           |_|           |_|
              Company and OpCap Advisors with respect to the Small
              Capitalization Fund.

         3.   Approve the proposed Investment Sub-Advisory Agreement between    |_|           |_|           |_|
              Independence Capital Management, Inc. and Robertson Stephens
              Investment Management, Inc. for the Emerging Growth Fund.

         Shares will be voted as directed. PIA will vote on any other business that may properly come before the meeting in the discretion of its management. This voting instruction is solicited by PIA.

         PLEASE VOTE, SIGN EXACTLY AS LISTED ABOVE AND DATE THIS VOTING INSTRUCTION AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
IMPORTANT: Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _________________ ,1997     ________________        ____________________
                                      Signature                  Signature

                     THE PENN MUTUAL LIFE INSURANCE COMPANY
                    PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

                            Voting Instruction Form

         At a Special Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") scheduled to be held on October 10, 1997, and at any adjournments thereof, the undersigned owner of a variable annuity contract (or contracts) participating in Penn Mutual Variable Annuity Account III hereby instructs The Penn Mutual Life Insurance Company ("Penn Mutual") to vote shares of Funds of the Company held under my contract (or contracts) in accordance with the instructions below, and to vote the shares on any other matters that may properly come before the meeting, all as set forth in the Notice of Special Meeting and Proxy Statement that accompanied this Voting Instruction Form.

         The undersigned acknowledges receipt of this Voting Instruction Form along with a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors of the Company.

|X| Please mark your choice like this and sign and date below.

        Penn Mutual recommends a vote FOR the proposals set forth below.

UNITS                     PROPOSAL                                              FOR         AGAINST       ABSTAIN

         1.   Approve the proposed Investment Advisory Agreement between the    |_|           |_|           |_|
              Company and OpCap Advisors with respect to Value Equity Fund.

         2.   Approve the proposed Investment Advisory Agreement between the    |_|           |_|           |_|
              Company and OpCap Advisors with respect to the Small
              Capitalization Fund.

         3.   Approve the proposed Investment Sub-Advisory Agreement between    |_|           |_|           |_|
              Independence Capital Management, Inc. and Robertson Stephens
              Investment Management, Inc. for the Emerging Growth Fund.


         Shares will be voted as directed. Penn Mutual will vote on any other business that may properly come before the meeting in the discretion of its management. This voting instruction is solicited by Penn Mutual.

         PLEASE VOTE, SIGN EXACTLY AS LISTED ABOVE AND DATE THIS VOTING INSTRUCTION AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
IMPORTANT: Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated: ______________, 1997        ____________________     ___________________
                                        Signature                Signature